EXHIBIT A

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of Common Stock of AN2 Therapeutics, Inc.

Date: April 10, 2024	FRAZIER LIFE SCIENCES PUBLIC FUND, L.P.
By: FHMLSP, L.P., its General Partner
By: FHMLSP, L.L.C., its General Partner

By: /s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	FHMLSP, L.P.
By: FHMLSP, L.L.C., its General Partner

By: /s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	FHMLSP, L.L.C.

By: /s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	FRAZIER LIFE SCIENCES PUBLIC OVERAGE FUND, L.P.
By: FHMLSP Overage, L.P., its General Partner
By: FHMLSP Overage, L.L.C., its General Partner

By: /s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	FHMLSP OVERAGE, L.P.
By FHMLSP Overage, L.L.C., its General Partner

By: /s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	FHMLSP OVERAGE, L.L.C.

By: /s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	FRAZIER LIFE SCIENCES XI, L.P.
By: FHMLS XI, L.P., its General Partner
By: FHMLS XI, L.L.C., its General Partner

By: /s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	FHMLS XI, L.P.
By: FHMLS XI, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	FHMLS XI, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	FRAZIER LIFE SCIENCES X, L.P.
By: FHMLS X, L.P., its General Partner
By: FHMLS X, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	FHMLS X, L.P.
By: FHMLS X, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	FHMLS X, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: April 10, 2024	By:	*
James N. Topper

Date: April 10, 2024	By:	*
Patrick J. Heron

Date: April 10, 2024	By:	**
Albert Cha

Date: April 10, 2024	By:	**
James Brush

Date: April 10, 2024	By:	***
Daniel Estes

Date: April 10, 2024	By:	/s/ Steve R. Bailey
Steve R. Bailey, as Attorney-in-Fact

*	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on March 29, 2016.
**	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on August 16, 2021.
***	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on April 18, 2022.